UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934 May 19, 2023
Date of Report (date of Earliest Event Reported)


ORIGINAL SIXTEEN TO ONE MINE INCORPORATED
(Exact Name of Registrant as Specified in its Charter)







CALIFORNIA

001-10156

94-0735390
(State or Other Jurisdiction of
Incorporation or Organization)

(Commission File No.)

(I.R.S. Employer
Identification No.)

P.O. Box 909, Alleghany, California 959910
 (Address of principal executive offices and zip code)
(720) 673-7484
(Registrant's telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed from last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

?
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

?
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

?
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

?
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

        Title of each class
 Trading Symbol(s)
      Name of each exchange on which registered
Common
OSTO
       OTC-Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

                                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.








Item 4.02 Non-Reliance on Previously Issued Financial Statements or a
Related Audited Report or Completed Interim Review.
      Original Sixteen to One Mine Incorporated (the "Company") discloses that as of May 19, 2023, the Board of Directors of the Company has concluded that previously disclosed financial statements of the Company for the calendar years 2020 and 2021 and recently posted financial statement/information for the calendar year 2022 can and should no longer be relied upon. As previously disclosed, the Company underwent a management transition in November 2022. Since that time, removed prior management of the Company, Michael Miller, Hugh Dan O'Neil and Robert Besso, have refused to transfer and/or provide access to the historical financial data of the Company to current management.
 As a result, current management has been unable to review the historical financial data of the Company relative to the financial statements and information as presented and disclosed by prior management for the calendar years 2020, 2021 and 2022.
      Additionally, on May 19, 2023, Michael Miller, without authorization from the Company, gained unauthorized access to and control of the Company's website where Mr. Miller posted a purported 10-K for the YE 2022 for the Company.
The 10-K contains purported financial statements/information of the Company for the calendar year 2022 based, at best, on incomplete operational and financial information of the Company as Mr. Miller has not had access to the Company's operational and financial information since November 3, 2022 when a majority of the shareholders of the Company voted to remove Mr. Miller, Mr. O'Neil and Mr. Besso as directors of the Company and each was subsequently terminated from all other positions with the Company.

SIGNATURE
      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINAL SIXTEEN TO ONE MINE INCORPORATED

Date: May 23, 2023					By: /s/ Douglas Charlton
								Name: Douglas Charlton
								Title: President








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